Stock-Based Compensation	9 Months Ended
Sep. 30, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
Certain of our employees participated in stock-based compensation plans administered by Ventas. In connection with the spin-off, outstanding Ventas equity awards held by our employees were converted into awards with respect to CCP common stock. As a result of the conversion mechanics, the fair value of the converted awards exceeded the fair value of the Ventas awards from which they were converted by $1.0 million, of which $0.5 million related to vested, but unexercised options. For the three months ended September 30, 2015, we recognized $0.5 million of expense associated with these vested, converted awards. The remaining $0.5 million will be amortized as stock-based compensation over the respective vesting terms of the converted awards.
In August 2015, we adopted the Care Capital Properties, Inc. 2015 Incentive Plan (the “Plan”), pursuant to which options to purchase common stock, shares of restricted stock or restricted stock units and other equity awards may be granted to our employees, directors and consultants. A total of 7,000,000 shares of our common stock was reserved initially for issuance under the Plan. During the three months ended September 30, 2015, we granted 173,126 shares of restricted stock to employees and directors under the Plan having a value of $5.6 million. These shares generally vest on the third anniversary of the date of grant or in three equal annual installments beginning on the first anniversary of the date of grant.